UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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iMedia Brands, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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iMedia Brands, Inc.

6740 Shady Oak Road

Eden Prairie, MN 55344-3433

November 1, 2019

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of iMedia Brands, Inc., a Minnesota corporation (the “Company”), to be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota, on December 3, 2019 at 9:00 a.m. CT.

We hope that you will be able to attend the meeting in person and we look forward to seeing you. Whether or not you plan to attend the Special Meeting, please take the time to vote. Please vote your shares as instructed on your proxy card and send your proxy through the Internet, telephone or mail as soon as possible so that your proxy is received prior to the Special Meeting. This will assure that your shares will be represented at the meeting and voted in accordance with your wishes. Please vote as quickly as possible, even if you plan to attend the Special Meeting. You may revoke the proxy and vote in person at the meeting if you so desire.

Your vote is extremely important regardless of the number of shares you own.

Sincerely,

Timothy A. Peterman
Chief Executive Officer

iMedia Brands, Inc.

6740 Shady Oak Road

Eden Prairie, MN 55344-3433

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2019

To the Shareholders of iMedia Brands, Inc.:

The Special Meeting of Shareholders (the “Special Meeting”) of iMedia Brands, Inc., a Minnesota corporation (the “Company”), will be held at our offices located at 6690 Shady Oak Road (Human Resources Entrance), Eden Prairie, Minnesota on December 3, 2019 at 9:00 a.m. CT, or at any adjournments or postponements thereof. The Special Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	To approve an amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock;

2.	To approve an amendment to our Articles of Incorporation to delete Section D of Article 3 which provides that not more than 20% of the aggregate voting power of all shares outstanding entitled to vote on any matter shall be at any time voted by or for the account of aliens or their representatives, or by or for the account of a foreign government or representative thereof, or by or for the account of any corporation organized under the laws of foreign country;

3.	To approve an amendment to our Articles of Incorporation to delete Section E of Article 3 which provides that:

•	aliens, foreign governments, or corporations organized under the laws of a foreign country, or the representatives of such aliens, foreign governments, or corporations, shall not own, directly or through a third party: (i) 20% of the Company’s outstanding stock, or (ii) shares representing more than 20% of the aggregate voting power of all the Company’s outstanding shares of voting stock;

•	shares of the Company’s stock shall not be transferable on the Company’s books to aliens, foreign governments, or corporations organized under the laws of foreign countries, or to the representatives of, or persons holding for the account of, such aliens, foreign governments, or corporations, unless, after giving effect to such transfer, the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and any representatives thereof, will not exceed 20% of the Company’s outstanding stock and the aggregate voting power of such shares will not exceed 20% of the aggregate voting power of all the Company’s outstanding shares of voting stock; and

•	if the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, exceed 20% of the Company’s outstanding stock, or if the aggregate voting power of such shares exceed 20% of the aggregate voting power of all the Company’s outstanding stock, the Company shall have the right to redeem shares of all classes of capital stock, at their then fair market value, on a pro rata basis, owned by or for the account of all aliens, foreign governments, and corporations organized under the laws of foreign countries, in order to reduce the number of shares and/or percentage of voting power held by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and their representatives to the maximum number or percentage allowed under the Articles of Incorporation or as otherwise required by applicable federal law;

4.	To approve an amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government; and

5.	To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or in the absence of a quorum.

Only Company shareholders of record as of the close of business on October 31, 2019 will be entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

Your vote is extremely important. Even if you own only a few shares, and whether or not you plan to attend the meeting in person, you are requested to vote your proxy either (1) through the Internet at the address listed on the proxy card, (2) by calling a toll-free telephone number listed on the proxy card or (3) by marking, signing and dating the proxy card and mailing it in the envelope provided. The proxy may be revoked by you at any time prior to being exercised. Voting your proxy by telephone or through the Internet or by returning your proxy card will not affect your right to vote in person if you attend the meeting and revoke the proxy. If you attend the Special Meeting and wish to change your proxy, you may do so automatically by voting in person at the Special Meeting. You may also revoke any previously returned proxy by sending another later-dated proxy for the Special Meeting. Only your latest-dated proxy counts.

By Order of the Board of Directors

James Spolar
Senior Vice President, General Counsel and Secretary

November 1, 2019

TABLE OF CONTENTS

Proposal No. 1:	Approve an amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock	3

Proposal No. 2:	Approve an amendment to our Articles of Incorporation to delete Section D of Article 3 which is described in this proxy statement	4

Proposal No. 3:	Approve an amendment to our Articles of Incorporation to delete Section E of Article 3 which is described in this proxy statement	5

Proposal No. 4:	Approve an amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government	6

Proposal No. 5:	Approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or in the absence of a quorum	6

Questions and Answers About the Special Meeting		7

Security Ownership of Principal Shareholders and Management		11

Householding of Proxy Materials		12

Proposed Amendments to Article 3 of our Amended and Restated Articles of Incorporation		Appendix A

 i

iMedia Brands, Inc.

PROXY STATEMENT FOR THE

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 3, 2019

The enclosed proxy is being furnished to holders of shares of common stock of iMedia Brands, Inc., a Minnesota corporation (the “Company” or “iMedia”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use in connection with our Special Meeting of Shareholders (the “Special Meeting”) to be held on December 3, 2019 at 9:00 a.m. CT, or at any adjournments or postponements thereof, for the purposes set forth herein. The Special Meeting will be held at our offices located at 6690 Shady Oak Road (Human Resources entrance), Eden Prairie, Minnesota. The mailing of this proxy statement and the proxy card will commence on or about November 1, 2019.

This proxy statement contains important information to consider when deciding how to vote on the matters set forth in the Notice of Special Meeting of Shareholders. In this proxy statement, the terms “iMedia,” the “Company,” “we,” “our,” “ours,” and “us” refer to iMedia Brands, Inc. Our principal executive offices are located at 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433 and our main telephone number is (800) 938-9707.

Voting Matters and Voting Recommendations

The following proposals are included in this proxy statement and are scheduled to be voted on at the meeting. The Board recommends that you vote your shares as indicated below.

PROPOSALS:		THE BOARD’S VOTING RECOMMENDATIONS:	RATIONALE FOR SUPPORT:	FOR FURTHER DETAILS:
1.	Approve an amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock.	“FOR”	Additional shares of authorized common stock are necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes without the expense and delay of a shareholders’ meeting.	Page 3

2.	Approve an amendment to our Articles of Incorporation to delete Section D of Article 3.	“FOR”	The section is no longer applicable to our business or required by law.	Page 4

3.	Approve an amendment to our Articles of Incorporation to delete Section E of Article 3.	“FOR”	The section is no longer applicable to our business or required by law.	Page 5

4.	Approve an amendment our Articles of Incorporation to delete Article 7.	“FOR”	The article is no longer applicable to our business or required by law.	Page 6

5.	Approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies.	“FOR”	It is in the best interests of our shareholders and our company to be able to adjourn the Special Meeting to a later date or dates for the purpose of soliciting additional proxies if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.	Page 6

PROPOSAL NO. 1:

AMENDMENT TO SECTION A OF ARTICLE 3 OF OUR ARTICLES OF INCORPORATION TO
INCREASE AUTHORIZED COMMON STOCK

On October 16, 2019, the Board adopted, subject to shareholder approval, an amendment to Article 3, Section A of our Amended and Restated Articles of Incorporation (the “Amendment”) to increase the number of authorized shares of common stock by 50,000,000 shares. The following discussion is qualified by the text of the amended Article 3, Section A, which is set forth in Appendix A attached to this proxy statement. The Board believes that the Amendment is necessary to maintain flexibility to issue shares of common stock for future corporate needs.

The additional authorized shares of common stock to be authorized by the Amendment would have rights identical to our current issued and outstanding shares of common stock. Issuance of the additional shares of common stock would not affect the rights of the holders of our issued and outstanding shares of common stock, except for effects incidental to any increase in the number of shares of common stock issued and outstanding, such as dilution of earnings per share and voting rights.

If the Amendment is approved by shareholders at the Special Meeting, then it will become effective upon filing of a Certificate of Amendment with the Minnesota Secretary of State, which filing is expected to occur promptly following the Special Meeting.

Capitalization

Our existing Amended and Restated Articles of Incorporation authorizes up to 100,000,000 shares of capital stock. As of October 11, 2019, we had 99,600,000 shares authorized for issuance as common stock and 400,000 shares authorized for issuance as preferred stock. As of October 11, 2019, we had no preferred stock issued and outstanding and estimate that the following shares of common stock were issued or reserved for future issuance:

•	76,770,354 shares were issued and outstanding;

•	7,244,178 were reserved for issuance upon exercise of outstanding stock options, time-based restricted stock units and performance-based restricted stock units;

•	7,349,365 were reserved for issuance upon exercise of outstanding warrants; and

•	3,086,883 were reserved and remain available for future grants under our 2011 Omnibus Incentive Plan.

Accordingly, at October 11, 2019, approximately 5,149,220 shares of common stock remained unreserved and available for future issuance. In consideration of the foregoing, the Board approved the Amendment and has recommended that our shareholders do the same.

Reasons for the Amendment

We believe that the additional shares of authorized common stock are necessary to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in the Company’s best interests on a timely basis without the expense and delay of a shareholders’ meeting. The Board believes that the remaining authorized common stock is not likely to be sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance shareholder value.

The additional authorized shares of common stock will provide us with flexibility to use our common stock, without further shareholder approval (except to the extent such approval may be required by law or by applicable exchange listing standards) for any proper corporate purposes, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business or acquiring assets through future transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, officer or directors, effective stock dividends or for other general corporate purposes. If the Amendment is approved by our shareholders, the Board does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock or securities convertible into common stock, except as may be required by applicable, law, regulation, or exchange listing rules.

Possible Effects of the Amendment

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing shareholders. Because the holders of our common stock do not have any preemptive rights, future issuance of shares of common stock or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, voting rights of shareholders and could have a negative effect on the price of our common stock.

We are not proposing the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Amendment is approved by shareholders, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of common stock, or the replacement or removal of one or more directors or members of management. The following other provisions of our Articles of Incorporation and Bylaws, in combination with the additional authorized shares may also have an anti-takeover effect of preventing or discouraging a change in control of the Company: (i) ability of the Board to designate the terms of and issue shares of preferred stock without further shareholder approval; (ii) limitations on who may call a special meeting of shareholders; and (iii) the absence of cumulative voting rights in the election of directors.

Possible Reverse Stock Split

Per our previously disclosed failure to meet the $1.00 per share minimum closing bid requirement for continued listing of our common stock on the Nasdaq Capital Market, we have agreed that in the event our common stock does not trade at a price of at least $1.00 per share for at least ten consecutive business days prior to January 13, 2020 we will effect a reverse split of our common stock in order to trade above the minimum closing bid price requirement. In the event that we undertake such reverse stock split between the date of mailing of this proxy statement and the date of the Special Meeting, all numbers in this proxy statement would be deemed adjusted by the split ratio and we do not intend to provide an amended or supplemental proxy statement showing reverse split-adjusted numbers.

The Board unanimously recommends that you vote FOR Proposal No. 1.

PROPOSAL NO. 2:

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DELETE SECTION D OF ARTICLE 3

On October 16, 2019, the Board adopted, subject to shareholder approval, an amendment to delete Section D of Article 3 of our Amended and Restated Articles of Incorporation. Section D of Article 3 currently provides as follows:

“D.	Any provisions herein to the contrary notwithstanding, except as otherwise provided by law, not more than twenty percent (20%) of the aggregate voting power of all shares outstanding entitled to vote on any matter shall be at any time voted by or for the account of aliens or their representatives, or by or for the account of a foreign government or representative thereof, or by or for the account of any corporation organized under the laws of foreign country.

The Board of Directors shall make such rule and regulations as it shall deem necessary or appropriate to enforce the provisions of this paragraph D.”

The term “alien” as used in the Articles of Incorporation has the meaning assigned to such term in the Communications Act of 1934, as amended. Section D of Article 3 was initially included because we owned over-the-air stations and this was a requirement of the Federal Communications Commission. Since we no longer own over-the air stations, this provision is no longer appropriate and unnecessarily limits the Company.

The Board unanimously recommends that you vote FOR Proposal No. 2.

PROPOSAL NO. 3:

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DELETE SECTION E OF ARTICLE 3

On October 16, 2019, the Board adopted, subject to shareholder approval, an amendment to delete Section E of Article 3 of our Amended and Restated Articles of Incorporation. Section E of Article 3 currently provides as follows:

“E.	Except as otherwise provided by law, aliens, foreign governments, or corporations organized under the laws of a foreign country, or the representatives of such aliens, foreign governments, or corporations organized under the laws of a foreign country, shall not own, directly or through a third party who holds the stock for the account of such alien, foreign government, or corporation organized under the laws of a foreign country: (1) more than twenty percent (20%) of the number of shares of outstanding stock of the Corporation, or (2) shares representing more than twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation.

Shares of stock shall not be transferable on the books of the Corporation to aliens, foreign governments, or corporations organized under the laws of foreign countries, or to the representatives of, or persons holding for the account of, such aliens, foreign governments, or corporations organized under the laws of foreign countries, unless, after giving effect to such transfer, the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and any representatives thereof, will not exceed twenty percent (20%) of the number of shares of outstanding stock of the Corporation, and the aggregate voting power of such shares will not exceed twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation.

If, notwithstanding the restriction on transfer set forth in this Article 3E, the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, exceed twenty percent (20%) of the number of shares of outstanding stock of the Corporation, or if the aggregate voting power of such shares exceed twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation, the Corporation shall have the right to redeem shares of all classes of capital stock, at their then fair market value, on a pro rata basis, owned by or for the account of all aliens, foreign governments, and corporations organized under the laws of foreign countries, in order to reduce the number of shares and/or percentage of voting power held by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and their representatives to the maximum number or percentage allowed under these Articles of Incorporation or as otherwise required by applicable federal law.

The Board of Directors shall make such rules and regulations as it deems necessary or appropriate to enforce the foregoing provisions of this Article 3E.”

The term “alien” as used in the Articles of Incorporation has the meaning assigned to such term in the Communications Act of 1934, as amended. Section E of Article 3 was initially included because we owned over-the-air stations and this was a requirement of the Federal Communications Commission. Since we no longer own over-the air stations, this provision is no longer appropriate and unnecessarily limits the Company.

The Board unanimously recommends that you vote FOR Proposal No. 3.

PROPOSAL NO. 4:

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DELETE ARTICLE 7
WHICH provides that no officer or director of the Company may be an alien or a representative of a foreign government

On October 16, 2019, the Board adopted, subject to shareholder approval, an amendment to delete Article 7 of our Amended and Restated Articles of Incorporation. Article 7 provides that no officer or director of the Company maybe an alien (as defined in the Communications Act of 1934, as amended) or a representative of a foreign government. Article 7 was initially included because we owned over-the-air stations and this was a requirement of the Federal Communications Commission. Since we no longer own over-the air stations, this provision is no longer appropriate and unnecessarily limits the Company.

The Board unanimously recommends that you vote FOR Proposal No. 4.

PROPOSAL NO. 5:
ADJOURNMENT PROPOSAL

We are asking our shareholders to approve a proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or if we do not have a quorum at the Special Meeting (“Adjournment Proposal”). If our shareholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from shareholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of a proposal such that the proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of such proposal and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

The Board believes that it is in the best interests of our company and our shareholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies in respect of the approval of any of the proposals if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.

The Board unanimously recommends that you vote FOR Proposal No. 5.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

The following questions and answers are intended to address briefly some commonly asked questions regarding the matters to be considered at the Special Meeting, or at any adjournments or postponements thereof. We urge you to read the entire proxy statement carefully because the information in this section does not provide all information that might be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement, which you should read carefully.

Q: What is the purpose of the Special Meeting?

A: The Special Meeting is being held for the purpose of considering and taking action with respect to the following:

1.	To approve an amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock;

2.	To approve an amendment to our Articles of Incorporation to delete Section D of Article 3 which is described in this proxy statement;

3.	To approve an amendment to our Articles of Incorporation to delete Section E of Article 3 which is described in this proxy statement;

4.	To approve an amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government; and

5.	To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or in the absence of a quorum.

Q: Who is entitled to vote at the Special Meeting?

A: Only Company shareholders of record as of the close of business on October 31, 2019 will be entitled to notice of, and to vote at, the Special Meeting. Our common stock is our only authorized and issued voting security. Every share is entitled to one vote on each matter that comes before the Special Meeting. At the close of business on the record date, we had 76,770,354 shares of our common stock outstanding and entitled to vote.

Q: Who is entitled to attend the Special Meeting?

A: All Company shareholders of record as of the record date, or their duly appointed proxies, may attend the Special Meeting in person. Registration will begin at 8:30 a.m. CT. Cameras, recording devices and other electronic devices will not be permitted at the Special Meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), and you wish to vote your shares at the Special Meeting, instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What constitutes a quorum for the Special Meeting?

A: The presence at the Special Meeting, in person or represented by proxy, of the holders of a majority of the outstanding shares of our common stock as of the record date entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Shares represented by proxies marked “Abstain” and “broker non-votes” are counted in determining whether a quorum is present for the transaction of business at the Special Meeting. A “broker non-vote” is a proxy submitted by a broker that does not indicate a vote for some or all of the proposals because the broker does not have discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on a particular proposal.

Q: What are my choices when voting on each proposal?

A: You may vote FOR, AGAINST, or ABSTAIN on the proposals included in this proxy statement.

Q: What vote is required to approve each proposal?

A: For the proposals included in this proxy statement, the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposals (provided that the number of shares voted in favor of such proposals constitutes more than 25% of the outstanding shares of our common stock) is required for approval.

Q: How will abstentions and “broker non-votes” be treated at the Special Meeting?

A: Shares of our common stock represented at the Special Meeting for which proxies have been received but with respect to which shareholders have abstained will be treated as present at the Special Meeting for purposes of determining whether a quorum exists.

An abstention on a proposal will have the same effect as an AGAINST vote on the proposal.

Under the rules that govern brokers who have record ownership of shares that they hold in “street name” for their clients who are the beneficial owners of the shares, brokers have the discretion to vote such shares on discretionary, or routine, matters but not on non-discretionary, or non-routine, matters. Broker non-votes generally occur when shares held by a broker nominee for a beneficial owner are not voted with respect to a proposal because the broker nominee has not received voting instructions from the beneficial owner and lacks discretionary authority to vote the shares. Accordingly, we urge you to direct your broker or nominee to vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

Consistent with our historical practice, if a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on proposals at the Special Meeting, such “broker non-votes” will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be considered as present in person or by proxy and entitled to vote for purposes of determining the approval or disapproval of any proposal. Therefore, except to the extent such broker non-votes could cause the affirmative vote total to be 25% or less of the number of our outstanding shares, broker non-votes will have no effect on the outcome of the proposals.

Q: What is the Board’s recommendation with regard to each proposal?

A: The Board makes the following recommendation regarding each proposal:

•	To Board recommends a vote FOR approval of the amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock.

•	The Board recommends a vote FOR approval of the amendment to our Articles of Incorporation to delete Section D of Article 3 which is described in this proxy statement.

•	The Board recommends a vote FOR approval of the amendment to our Articles of Incorporation to delete Section E of Article 3 which is described in this proxy statement.

•	The Board recommends a vote FOR approval of the amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government.

•	The Board recommends a vote FOR approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies.

Q: What if I do not specify a choice for a proposal when returning a proxy?

A: Shareholders should specify their choice for each proposal in the matter described in their proxy card. If no specific instructions are given, proxies that are signed and returned will be voted:

•	FOR approval of the amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock;

•	FOR approval of the amendment to our Articles of Incorporation to delete Section D of Article 3 which is described in this proxy statement;

•	FOR approval of the amendment to our Articles of Incorporation to delete Section E of Article 3 which is described in this proxy statement;

•	FOR approval of the amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government; and

•	FOR approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies.

Q: How can I vote at the Special Meeting?

A: You may vote shares by proxy or in person using one of the following methods:

•	Voting by Internet. You can vote over the Internet using the procedures and instructions described on the proxy card. If you received a proxy card and vote over the Internet, you need not return your proxy card.

•	Voting by Telephone. You can vote by telephone using the directions on your proxy card by calling the toll-free number printed on the card. If you received a proxy card and vote by telephone, you need not return your proxy card.

•	Voting by Proxy Card. You can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by December 3, 2019.

•	Voting in Person. You can vote in person at the Special Meeting if you are the record owner of the shares to be voted. If you hold your shares in “street name” (that is, through a broker or other nominee) and you wish to vote your shares at the Special Meeting instead of by proxy, you will need to bring a legal proxy issued to you by your broker or other nominee entitling you to vote in person.

Q: What do I need to do if I plan to attend the Special Meeting in person?

A: If you plan to attend the Special Meeting in person, you must provide proof of your ownership of Company shares (such as a brokerage account statement or the voting instruction form provided by your broker) and a form of government-issued personal identification (such as a driver’s license or passport) for admission to the meeting. If you wish to vote at the Special Meeting you will have to provide evidence that you owned Company shares as of October 31, 2019, the record date for the Special Meeting. If you own your shares in the name of a bank or broker, and you wish to be able to vote at the Special Meeting, you must obtain a proxy, executed in your favor, from the bank or broker, indicating that you owned Company shares as of the record date.

Failure to provide adequate proof that you were a shareholder on the record date may prevent you from being admitted to the Special Meeting.

Q: Can I vote my shares without attending the Special Meeting?

A: Yes. Whether you hold shares directly as a shareholder of record or beneficially in street name, you may vote without attending the Special Meeting. If you are a shareholder of record, you may vote without attending the Special Meeting only by submitting a proxy by telephone, by Internet or by signing and returning a proxy card. If you hold your shares in street name you may vote by submitting voting instructions to your broker or other nominee, following the directions provided by such broker or other nominee.

Q: Can I change my vote after I return my proxy?

A: Yes. You may revoke any proxy and change your vote at any time before the vote at the Special Meeting. You may do this by:

•	signing and delivering to our Corporate Secretary a new proxy or a notice stating that your proxy is being revoked prior to the Special Meeting;

•	if you have voted by telephone or through the Internet, you may change your vote by calling the toll-free number again and following the instructions, or by accessing the web site printed on your proxy card and following the instructions; or

•	attending the Special Meeting and voting in person.

Attending the Special Meeting alone will not revoke your proxy unless you specifically request it.

Q: May the Special Meeting be adjourned?

A: If a quorum is not present to transact business at the meeting or if we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting. Our shareholders are being asked to approve any adjournments of the Special Meeting in Proposal 5 included in this proxy statement.

Q: Who solicits proxies and who pays the expenses incurred in connection with the solicitation of proxies?

A: We pay for preparing, printing and mailing this proxy statement. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in total. In addition, certain directors, officers and regular employees may solicit proxies by telephone, the Internet, email or personal interview, and may request brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of our shares. We will reimburse them for their reasonable out-of-pocket expenses in forwarding these materials.

Q: What is the deadline for submitting a shareholder proposal, including director nominations, for inclusion in the proxy statement for our 2020 annual meeting?

A: We must receive shareholder proposals intended to be presented at our 2020 annual meeting of shareholders that are requested to be included in the proxy statement for that meeting at our principal executive office no later than February 1, 2020. The inclusion of any shareholder proposals in those proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, including Rule 14a-8. Written copies of all shareholder proposals should be sent to iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Corporate Secretary. Under Sections 3.2 and 4.3 of our By-Laws, we must receive notice of any other shareholder proposal intended to be presented at our 2020 annual meeting of shareholders on or before April 13, 2020 but not earlier than March 14, 2020.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our securities as of October 11, 2019 based on a total of 76,770,354 shares of common stock outstanding as of that date by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director, (iii) our Chief Executive Officer and our other “named executive officers” under the rules of the Securities and Exchange Commission, and (iv) all directors and executive officers as a group. Shareholders listed below possess sole voting and investment power with respect to their shares and have a mailing address of 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, unless otherwise indicated.

Name and Address of Beneficial Owner	Title of Class	Number of Shares Beneficially Owned	Percent of Class
Non-Employee Directors:
Landel C. Hobbs(1)	Common	422,220	*
Michael Friedman(2)	Common	3,362,624	4.33%
Benoît Jamar	Common	–	*
Jill Krueger	Common	–	*
Eyal Lalo(3)	Common	6,546,998	8.26%
Lisa A. Letizio	Common	237,237	*
Aaron P. Reitkopf	Common	–	*

Named Executive Officers:
Timothy A. Peterman(4)	Common	401,584	*
Robert J. Rosenblatt(5)	Common	1,885,426	2.42%
Diana G. Purcel	Common	16,667	*
Andrea M. Fike	Common	52,572	*
Lori A. Riley	Common	20,151	*
Nicholas J. Vassallo(6)	Common	376,602	*
Nicole R. Ostoya	Common	–	*
Anne E. Martin-Vachon	Common	–	*

All directors and executive officers as a group (11 persons)(7)	Common	11,196,316	13.95%

5% or Greater Shareholders:
Invicta Media Investments, LLC(8)	Common	12,211,206	15.22%
3069 Taft Street
Hollywood, Florida 33021

*	Represents less than 1% ownership.

(1)	Includes options to purchase shares totaling 30,000 that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(2)	Includes warrants to purchase 842,188 shares of common stock that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(3)	Includes 4,000,000 shares held by Invicta Media Investments, LLC, a subsidiary of Invicta Watch Company of America, Inc. (“IWCA”) owned by Mr. Lalo. Also includes warrants to purchase 2,526,562 shares of common stock that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(4)	Includes warrants to purchase 72,917 shares of common stock that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(5)	Includes options to purchase shares totaling 1,113,587 that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(6)	Includes options to purchase shares totaling 226,645 that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(7)	Includes options and warrants to purchase shares and unvested restricted stock units granted totaling 3,497,500 that are presently exercisable or may become exercisable or vest within 60 days of October 11, 2019.
(8)	We have relied upon the information provided in a joint Schedule 13D filed on May 10, 2019 reporting information as of May 2, 2019. The joint Schedule 13D filing was filed by Invicta Media Investments, LLC (“Invicta Media”), IWCA, Eyal Lalo, Michael Friedman, Leah Friedman, Retailing Enterprises, LLC, ZWI Group LLC and Timothy Peterman. Invicta Media, IWCA and Eyal Lalo reported having shared voting and investment power with respect to 6,526,562 shares. In addition, Eyal Lalo and Michael Friedman each reported having sole voting and investment power with respect to 20,436 shares, Michael and Leah Friedman reported having shared voting and investment power with respect to 3,342,188 shares, Retailing Enterprises, LLC reported having sole voting and investment power with respect to 1,600,000 shares, ZWI Group LLP reported having sole voting and investment power with respect to 300,000 shares, and Timothy Peterman reported having sole voting and investment power with respect to 401,584 shares. Each of the Reporting Persons specifically disclaims beneficial ownership of the securities reported in the Schedule 13D filing that it or he does not directly own.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “Householding,” potentially means extra convenience for shareholders and cost savings for companies.

Broadridge Financial Solutions, Inc. may be Householding our proxy materials. A single proxy statement may be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Householding will continue until you are notified otherwise or until you notify Broadridge or us that you no longer wish to participate in Householding.

If, at any time, you no longer wish to participate in Householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify Broadridge, (2) direct your written request to: iMedia Brands, Inc., 6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433, Attention: Investor Relations or (3) contact our Investor Relations department by telephone at (800) 938-9707. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request Householding of their communications should contact Broadridge. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

By Order of the Board of Directors

James Spolar
Senior Vice President, General Counsel and Secretary

APPENDIX A

PROPOSED AMENDMENTS
TO ARTICLE 3 OF THE
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
IMEDIA BRANDS, INC.*

ARTICLE 3
CAPITAL

A.	The Corporation is authorized to issue One Hundred Million (100,000,000) shares of capital stock and Fifty Million (50,000,000) shares of common stock, having a par value of one cent ($.01) per share in the case of common stock, and having a par value as determined by the Board of Directors in the case of preferred stock, to be held, sold and paid for at such times and in such manner as the Board of Directors may from time to time determine in accordance with the laws of the State of Minnesota.

B.	In addition to any and all powers conferred upon the Board of Directors by the laws of the State of Minnesota, the Board of Directors shall have the authority to establish by resolution more than one class or series of shares, either preferred or common, and to fix the relative rights, restrictions and preferences of any such different classes or series, and the authority to issue shares of a class or series to another class or series to effectuate share dividends, splits or conversion of the Corporation’s outstanding shares.

C.	The Board of Directors shall also have the authority to issue rights to convert any of the Corporation’s securities into shares of stock of any class or classes, the authority to issue options to purchase or subscribe for shares of stock of any class or classes, and the authority to issue share purchase or subscription warrants or any other evidence of such option rights which set forth the terms, provisions and conditions thereof, including the price or prices at which such shares may be subscribed for or purchased. Such options, warrants and rights, may be transferable or nontransferable and separable or inseparable from other securities of the Corporation. The Board of Directors is authorized to fix the terms, provisions and conditions of such options, warrants and rights, including the conversion basis or bases and the option price or prices at which shares may be subscribed for or purchased.

~~D.~~	~~Any provisions herein to the contrary notwithstanding, except as otherwise provided by law, not more than twenty percent (20%) of the aggregate voting power of all shares outstanding entitled to vote on any matter shall be at any time voted by or for the account of aliens or their representatives, or by or for the account of a foreign government or representative thereof, or by or for the account of any corporation organized under the laws of foreign country.~~

~~The Board of Directors shall make such rule and regulations as it shall deem necessary or appropriate to enforce the provisions of this paragraph D.~~

A-1

~~E.~~	~~Except as otherwise provided by law, aliens, foreign governments, or corporations organized under the laws of a foreign country, or the representatives of such aliens, foreign governments, or corporations organized under the laws of a foreign country, shall not own, directly or through a third party who holds the stock for the account of such alien, foreign government, or corporation organized under the laws of a foreign country: (1) more than twenty percent (20%) of the number of shares of outstanding stock of the Corporation, or (2) shares representing more than twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation.~~

~~Shares of stock shall not be transferable on the books of the Corporation to aliens, foreign governments, or corporations organized under the laws of foreign countries, or to the representatives of, or persons holding for the account of, such aliens, foreign governments, or corporations organized under the laws of foreign countries, unless, after giving effect to such transfer, the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and any representatives thereof, will not exceed twenty percent (20%) of the number of shares of outstanding stock of the Corporation, and the aggregate voting power of such shares will not exceed twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation.~~

~~If, notwithstanding the restriction on transfer set forth in this Article 3E, the aggregate number of shares of stock owned by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, exceed twenty percent (20%) of the number of shares of outstanding stock of the Corporation, or if the aggregate voting power of such shares exceed twenty percent (20%) of the aggregate voting power of all outstanding shares of voting stock of the Corporation, the Corporation shall have the right to redeem shares of all classes of capital stock, at their then fair market value, on a pro rata basis, owned by or for the account of all aliens, foreign governments, and corporations organized under the laws of foreign countries, in order to reduce the number of shares and/or percentage of voting power held by or for the account of aliens, foreign governments, and corporations organized under the laws of foreign countries, and their representatives to the maximum number or percentage allowed under these Articles of Incorporation or as otherwise required by applicable federal law.~~

~~The Board of Directors shall make such rules and regulations as it deems necessary or appropriate to enforce the foregoing provisions of this Article 3E.~~

*NOTE: Per our previously disclosed failure to meet the $1.00 per share minimum closing bid requirement for continued listing of our common stock on the Nasdaq Capital Market, we have agreed that in the event our common stock does not trade at a price of at least $1.00 per share for at least ten consecutive business days prior to January 13, 2020 we will effect a reverse split of our common stock in order to trade above the minimum closing bid price requirement. In the event that we undertake such reverse stock split between the date of mailing of this proxy statement and the date of the Special Meeting, all share numbers in the proxy statement, including in this Appendix A, would be deemed adjusted by the split ratio.

A-2

IMEDIA BRANDS, INC. 6740 SHADY OAK RD. MINNEAPOLIS, MN 55344-3433 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 2, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 2, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: The Board of Directors recommends you vote FOR proposals 1 through 5. For Against Abstain 1 Approve an amendment to Section A of Article 3 of our Articles of Incorporation to increase the number of authorized shares of common stock. 2 Approve an amendment to our Articles of Incorporation to delete Section D of Article 3 which is described in the proxy statement. 3 Approve an amendment to our Articles of Incorporation to delete Section E of Article 3 which is described in the proxy statement. 4 Approve an amendment to our Articles of Incorporation to delete Article 7 which provides that no officer or director of the Company may be an alien or a representative of a foreign government. 5 Approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve any of the proposals at the time of the Special Meeting or in the absence of a quorum. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 0000430954_1 R1.0.1.18 Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is available at www.proxyvote.com IMEDIA BRANDS, INC. Special Meeting of Shareholders December 3, 2019 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Tim Peterman, Michael Porter and James Spolar, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of IMEDIA BRANDS, INC. that the shareholder(s) are entitled to vote at the Special Meeting of Shareholder(s) to be held at 9:00 AM CDT on December 3, 2019, at the IMEDIA BRANDS, INC. corporate offices, 6690 Shady Oak Road, Eden Prairie, MN 55344, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side 0000430954_2 R1.0.1.18